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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005

SIRVA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31902 (Commission File Number)	52-2070058 (IRS Employer Identification No.)
700 Oakmont Lane Westmont, Illinois 60559 (Address of principal executive offices, including zip code)
(Registrant's telephone number, including area code): (630) 570-3000
Not Applicable (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On December 22, 2005, representatives of SIRVA, Inc. ("SIRVA") provided certain non-public financial information about SIRVA to the current lenders under SIRVA Worldwide, Inc.'s outstanding senior secured credit facility (the "Credit Facility"). A copy of the information provided is attached hereto as Exhibit 99.1 and incorporated by reference herein.

        The information in the preceding paragraph, as well as in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)    Exhibits

99.1	Certain non-public financial information provided by representatives of SIRVA to its lenders on December 22, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.
Date: December 22, 2005	By:	/s/ RALPH A. FORD Name: Ralph A. Ford Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit	Description
99.1	Certain non-public financial information provided by representatives of SIRVA to its lenders on December 22, 2005.

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SIGNATURES
Exhibit Index